                    ASSUMPTION AGREEMENT AND
                   AMENDMENT TO LOAN DOCUMENTS

     THIS ASSUMPTION AGREEMENT AND AMENDMENT TO LOAN DOCUMENTS is entered into on February 12, 1997 among SA Telecommunications, Inc. ("STEL"), U.S. Communications, Inc. ("USCI"), Long Distance Network, Inc. ("Long Distance"), Southwest Long Distance Network, Inc. ("Southwest"), AddTel Communications, Inc., a California corporation ("AddTel") and Greyrock Business Credit, a Division of NationsCredit Commercial Corporation ("GBC"). STEL, USCI, Long Distance and Southwest are referred to herein, jointly and severally, as the "Existing Borrowers". AddTel and the Existing Borrowers are referred to herein, jointly and severally, as the "Borrowers".

     This Agreement is entered into with reference to the following facts:

     A. GBC and the Existing Borrowers are parties to that certain Loan and Security Agreement dated December 26, 1996 (the "Loan Agreement"). (The Loan Agreement, and all present and future documents and instruments relating thereto are herein collectively referred to as the "Loan Documents." Capitalized terms used in this Agreement, which are not defined, shall have the meanings set forth in the Loan Agreement.)

     B.   AddTel is a corporate affiliate of the Existing
Borrowers, and desires to join with the Existing Borrowers as a co-borrower under the Loan Documents.

     C. The parties desire to amend the Loan Agreement as herein set forth, all of which amendments shall be effective on the date hereof.

     The parties agree as follows:

     1.   ASSUMPTION.

          (a) AddTel hereby joins with the Existing Borrowers as a Borrower under the Loan Agreement and other Loan Documents, and AddTel hereby assumes and agrees to pay and perform when due all present and future indebtedness, liabilities and obligations of the Existing Borrowers under, based upon, or arising out of the Loan Agreement, and all other Loan Documents, including without limitation all of the "Obligations" as defined in the Loan Agreement.

          (b) All references in the Loan Agreement and the other Loan Documents to "Borrower" shall be deemed to refer, jointly and severally, to AddTel and the Existing Borrowers, and without limiting the foregoing, all references in the Loan Agreement, and the other Loan Documents to "Collateral", "Inventory", "Equipment", "Receivables", "General Intangibles" and "Deposit Accounts" shall be deemed to include all present and future "Collateral", "Inventory", "Equipment", "Receivables", "General Intangibles" and "Deposit Accounts" of AddTel as well as the "Collateral", "Inventory", "Equipment", "Receivables", "General Intangibles" and "Deposit Accounts" of the Existing Borrowers.

     2. GRANT OF SECURITY INTEREST. Without limiting the generality of the provisions of Section 1 above, as security for all of the Obligations, AddTel hereby grants GBC a continuing security interest in all of AddTel's interest in the following, whether now owned or hereafter acquired, and wherever located:
All "Receivables," "Inventory," "Equipment," and "General Intangibles," (as defined in Exhibit A) including, without limitation, all of AddTel's Deposit Accounts (as defined in

Exhibit A), all money, all collateral in which GBC is granted a security interest pursuant to any other present or future agreement, all property now or at any time in the future in GBC's possession, and all proceeds (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties), all products of the foregoing, and all books and records related to any of the foregoing.

     3. ALLOCATION OF LOANS. Loans under the Loan Agreement with respect to AddTel's Receivables shall, in GBC's discretion, be made to AddTel. AddTel shall be liable for all Loans to all Borrowers and all other Obligations of all Borrowers under the Loan Agreement and other Loan Documents.

     4.   GUARANTIES, STOCK PLEDGE, DEPOSIT ACCOUNTS.
Concurrently herewith:

          (a) The Existing Borrowers shall execute and deliver to GBC a Continuing Guaranty with respect to AddTel.

          (b) AddTel shall execute and deliver to GBC a Continuing Guaranty with respect to each of the Existing
Borrowers.

          (c)  Borrower shall cause North American
Telecommunications Corporation, Baltic States and CIS Ventures,
Inc., CIS Intelligence Information Services, Inc., and Uniquest
Communications, Inc. to execute and deliver to GBC a Continuing
Guaranty with respect to AddTel.

          (d)  STEL shall execute and deliver to GBC a Stock
Pledge Agreement, on GBC's standard form, with respect to all of the outstanding stock of AddTel.

          (e) AddTel shall, concurrently, execute and deliver to GBC a Notice of Security Interest with respect to the Deposit
Accounts listed on Exhibit B, which AddTel represents and warrants are all of its Deposit Accounts.

     5. REPRESENTATIONS TRUE; NO DEFAULTS. Without limiting any of the terms or provisions of the Loan Documents, AddTel represents and warrants to GBC that all representations and warranties of the Borrowers in the Loan Documents are true and correct with respect to AddTel as though it was named therein as the Borrower, and that no Event of Default and no event which, with notice or passage of time or both, would constitute an Event of Default under any of the Loan Documents has occurred and is continuing.

     6. GENERAL PROVISIONS. This Agreement and the Loan Documents and the documents referred to herein set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersedes all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. This Agreement may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto. As herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed. This Agreement is being entered into, and shall be governed by the laws of the State of California. This Agreement may be executed in counterparts, which, together shall constitute one and the same agreement.

AddTel:                          GBC:

 ADDTEL COMMUNICATIONS, INC.      GREYROCK BUSINESS CREDIT,
                                  a Division of NationsCredit
                                  Commercial Corporation

 By J. David Darnell
   ----------------------------
   Vice President                 By Ian Schnider
                                     --------------------------
                                  Title Managing Director & COO
                                        -----------------------


Existing Borrower:               Existing Borrower:

 SA TELECOMMUNICATIONS, INC.      LONG DISTANCE NETWORK, INC.



 By J. David Darnell             By J. David Darnell
    --------------------------      ---------------------------
    Vice President                  Vice President



Existing Borrower:               Existing Borrower:

 U.S. COMMUNICATIONS, INC.        SOUTHWEST LONG DISTANCE
                                  NETWORK, INC.


 By J. David Darnell             By J. David Darnell
    --------------------------      ----------------------------
    Vice President                  Vice President

CONSENT

     The undersigned, guarantors, acknowledge that their consent to the foregoing Agreement is not required, but the undersigned nevertheless do hereby consent to the foregoing Agreement and to the documents and agreements referred to therein. The Continuing Guarantees, and all other documents and agreements of the undersigned in favor of GBC shall continue in full force and effect and the same are hereby ratified and affirmed. This Consent may be executed in counterparts. The signature of the undersigned shall be fully effective even if other persons named below fail to sign this Consent.

North American                  CIS Intelligence Information
Telecommunications Corporation  Services, Inc.


By    /s/  J. DAVID DARNELL     By   /s/  J. DAVID DARNELL
  ----------------------------    ---------------------------
Title     Vice President        Title   Vice President

Baltic States and CIS           Uniquest Communications, Inc.
Ventures, Inc.

By    /s/  J. DAVID DARNELL     By   /s/  J. DAVID DARNELL
  ----------------------------    ---------------------------
Title     Vice President        Title   Vice President

                            Exhibit A

                      Certain Defined Terms

"Deposit Account" has the meaning set forth in Section 9105 of the California Uniform Commercial Code.

"Equipment" means all of AddTel's present and hereafter acquired machinery, molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, dyes, jigs, goods and other tangible personal property (other than Inventory) of every kind and description used in AddTel's operations or owned by AddTel and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to any of the foregoing, wherever located.

"General Intangibles" means all general intangibles of AddTel, whether now owned or hereafter created or acquired by AddTel, including, without limitation, all choses in action, causes of action, corporate or other business records, Deposit Accounts, inventions, designs, drawings, blueprints, patents, patent applications, trademarks and the goodwill of the business symbolized thereby, names, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, security and other deposits, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of AddTel against GBC, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including life insurance, key man insurance, credit insurance, liability insurance, property insurance and other insurance), tax refunds and claims, computer programs, discs, tapes and tape files, claims under guaranties, security interests or other security held by or granted to AddTel, all rights to indemnification and all other intangible property of every kind and nature (other than Receivables).

"Inventory" means all of AddTel's now owned and hereafter acquired goods, merchandise or other personal property, wherever located, to be furnished under any contract of service or held for sale or lease (including all raw materials, work in process, finished goods and goods in transit), and all materials and supplies of every kind, nature and description which are or might be used or consumed in AddTel's business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise or other personal property, and all warehouse receipts, documents of title and other documents representing any of the foregoing.

"Receivables" means all of AddTel's now owned and hereafter acquired accounts (whether or not earned by performance), letters of credit, contract rights, chattel paper, instruments, securities, documents and all other forms of obligations at any time owing to AddTel, all guaranties and other security therefor, all merchandise returned to or repossessed by AddTel, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party.

                               -1-